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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 AUGUST 15, 1997




                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-20833                 72-1205791
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)




             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
              (Address of principal executive offices and zip code)


                                 (504) 926-1000
              (Registrant's telephone number, including area code)











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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On August 15, 1997, a wholly-owned subsidiary of Lamar Advertising Company (the "Company") acquired from Outdoor Systems, Inc. ("OSI"), for a cash purchase price of approximately $116.0 million (excluding approximately $2.0 million in capitalized costs), certain outdoor advertising assets that OSI had acquired from National Advertising Company, previously a wholly-owned subsidiary of Minnesota Mining and Manufacturing Company ("3M"). Pursuant to this acquisition (the "3M Acquisition"), the Company acquired approximately 1,745 bulletin displays in ten markets in the states of Arizona, California, Colorado, Georgia, Kentucky, Louisiana, Michigan, Missouri and Texas.

        This Form 8-K is being amended to provide the historical financial statements and related notes for the assets acquired and liabilities assumed in the 3M Acquisition as well as pro forma financial information of the Company giving effect to the 3M Acquisition.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial Statements.

                The statement of assets acquired and liabilities assumed by Lamar Advertising Company of National Advertising Company from Outdoor Systems, Inc. as of August 14, 1997, as well as the related statement of revenues and expenses for the years ended December 31, 1996 and 1995 and the six month period ended June 30, 1997, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

        (b)     Pro Forma Financial Statements.

                The unaudited consolidated pro forma financial statements of Lamar Advertising Company giving effect to the 3M Acquisition are filed herewith as Exhibit 99.2 and incorporated herein by reference.

        (c)     Exhibits.

                2.1 Asset Purchase Agreement dated as of August 15, 1997 between The Lamar Corporation and Outdoor Systems, Inc. Previously filed as the same numbered exhibit to the initial filing of this report.

                23.1    Consent of Coopers & Lybrand L.L.P. Filed herewith.

                99.1 The statement of assets acquired and liabilities assumed by Lamar Advertising Company of National Advertising Company from Outdoor Systems, Inc. as of August 14, 1997, and the related statement of revenues and expenses for the years ended December 31, 1996 and 1995 and the six month period ended June 30, 1997. Filed herewith.

                99.2 Unaudited consolidated pro forma financial statements of Lamar Advertising Company giving effect to the 3M Acquisition. Filed herewith.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 27, 1997              LAMAR ADVERTISING COMPANY


                                     By: /s/ Keith A. Istre
                                         -------------------------------------
                                         Keith A. Istre
                                         Treasurer and Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT                                                               SEQUENTIAL
  NO.                     DESCRIPTION                                  PAGE NO.
-------                   -----------                                 ----------

2.1 Asset Purchase Agreement dated as of August 14, 1997 between The Lamar Corporation and Outdoor Systems, Inc.
          Previously filed as the same numbered exhibit to the initial filing of this report.

23.1      Consent of Coopers & Lybrand L.L.P.  Filed herewith.

99.1 The statement of assets acquired and liabilities assumed by Lamar Advertising Company of National Advertising Company from Outdoor Systems, Inc. as of August 14, 1997, and the related statement of revenues and expenses for the years ended December 31, 1996 and 1995 and the six month period ended June 30, 1997. Filed herewith.

99.2 Unaudited consolidated pro forma financial statements of Lamar Advertising Company giving effect to the 3M
          Acquisition. Filed herewith.